SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

File by the Registrant  [x]
Filed by a Party other than the Registrant
   [ ] Check the appropriate box:
   [ ] Preliminary Proxy Statement
   [ ] Confidential, for use of the Commission Only
       (as permitted by Rule 14-a-6(e)(2))
   [x] Definitive Proxy Statement
   [ ] Definitive Additional Materials
   [ ] Soliciting Material Pursuant to Rule 14a-12

                         SKYTERRA COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:___________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_________

    (4) Proposed maximum aggregate value of transaction:_______________________

    (5) Total fee paid:________________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount Previously Paid:____________________________________________________

(2) Form, Schedule or Registration Statement No.:______________________________

(3) Filing Party:______________________________________________________________

(4) Date Filed:________________________________________________________________

                         SKYTERRA COMMUNICATIONS, INC.
                         19 WEST 44TH STREET, SUITE 507
                            NEW YORK, NEW YORK 10036


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held December 10, 2004


     To the holders of common stock and convertible preferred stock of SkyTerra Communications, Inc., a Delaware corporation:

    Please take notice that our annual meeting of stockholders for the year ended December 31, 2003 will be held in the Concorde Room, 3rd floor, at the Dylan Hotel, 52 East 41st Street, New York, New York 10017 on December 10, 2004, at 10:00 a.m., local time, for the following purposes, all as more fully described in the attached Proxy Statement:


1. To elect five (5) Directors;

2. To ratify the appointment of KPMG LLP as the independent auditors of the Company for the year ending December 31, 2004; and

3. To transact such other business as may come before the annual meeting or any adjournment or postponement thereof.


     Stockholders are urged to read carefully the attached proxy statement for additional information concerning the matters to be considered at our annual meeting. The board of directors has fixed the close of business on October 29, 2004 as the record date for the determination of stockholders entitled to vote at the annual meeting. Only stockholders of record at the close of business on October 29, 2004 will be entitled to notice of, and to vote at, the meeting or any postponement or adjournment thereof. The proxy statement is being mailed to these stockholders on or about November 12, 2004.

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE RESPECTFULLY URGE YOU TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                        By Order of the Board of Directors,

                                        /s/ Robert C. Lewis
                                        --------------------------------------
                                        Robert C. Lewis
                                        Senior Vice President, General Counsel
                                          and Secretary

New York, New York
November 8, 2004


                                   IMPORTANT
         PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL YOUR PROXY CARD
                          OR VOTING INSTRUCTION CARD.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Questions and Answers about the Annual Meeting                                 2
Proposal 1  Election of Directors                                              6
Proposal 2  Ratify the Appointment of KPMG LLP as the Independent
   Auditors of the Company for the Year Ended December 31, 2004               11
Security Ownership of Certain Beneficial Owners and Management                12
Executive Compensation                                                        14
Board Audit Committee Report                                                  17
Board Compensation Committee Report on Executive Compensation                 17
Performance Graph                                                             19
Forward Looking Statements                                                    20
Other Business                                                                20
Stockholder Proposals                                                         20
Additional Information                                                        20
Annual Report on Form 10-K                                                    20

                 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

WHEN AND WHERE IS THE ANNUAL MEETING?

     The annual meeting will be held on December 10, 2004, beginning at 10:00 a.m., local time, in the Concorde Room, 3rd floor, at the Dylan Hotel, 52 East 41st Street, New York, New York 10017.

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the annual meeting, we will ask you to consider and approve the matters set forth in the accompanying notice of meeting and described in this proxy statement, including the election of directors and ratification of our independent public accountants.

WHY DID I RECEIVE THIS PROXY STATEMENT?

     We sent you this proxy statement and the enclosed proxy card or voting instruction card because our board of directors is soliciting your proxy to vote at the annual meeting of stockholders.

     This proxy statement summarizes the information you need to know to vote on an informed basis at the annual meeting; however, you do not need to attend the annual meeting to vote your shares (see "How Do I Vote?"). We began sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card on or about November 12, 2004, to all stockholders entitled to vote.

HOW MANY SHARES OF VOTING STOCK ARE OUTSTANDING?

     On October 29, 2004, the record date, there were 6,089,809 shares of our voting common stock outstanding. In addition to this voting common stock, there were 8,990,212 shares of our non-voting common stock and 1,199,007 shares of preferred stock outstanding, all of which are owned by Apollo Investment Fund IV, L.P.; Apollo Overseas Partners IV, L.P.; and AIF IV/RRRR LLC (collectively, the "Apollo Stockholders").

WHO IS ENTITLED TO VOTE?

     If our records show that you are a holder of our common stock or our preferred stock as of the close of business on October 29, 2004, you are entitled to receive notice of the annual meeting and to vote such shares of common stock or preferred stock that you held on the record date. The voting common stockholders and the preferred stockholders will vote together as a single class on the ratification of KPMG as our accountants for 2004 and the election of three director nominees. Only the preferred stockholders are entitled to vote on the election of the other two director nominees. The holders of our non-voting common stock are not entitled to vote such shares on any matters at the annual meeting.

HOW MANY VOTES IS THE COMMON STOCK ENTITLED TO?

     Each share of outstanding voting common stock owned as of the record date entitles the holder to one vote for each matter to be voted upon. Accordingly, the holders of common stock are entitled to an aggregate of 6,089,809 votes.

HOW MANY VOTES IS THE PREFERRED STOCK ENTITLED TO?

     When voting with the holders of common stock, the holders of preferred stock are entitled to an aggregate of 975,000 votes, or 0.813 votes per share of preferred stock.

HOW MANY VOTES ARE THE HOLDERS OF PREFERRED STOCK ENTITLED TO, BASED ON THEIR AGGREGATE HOLDINGS?

     In addition to being entitled to 975,000 votes with respect to the preferred stock, the Apollo Stockholders and an affiliate of theirs that acquired shares of common stock of the company as a result of a tender offer in 2002, also own 1,745,375 shares of our voting common stock and 8,990,212 shares of our non-voting common stock. Although the Apollo Stockholders and the affiliate beneficially own 71.2% of our common stock and 38.6% of our outstanding voting power, they have agreed to cause their affiliate to vote 474,427 common shares pro-rata with all other votes cast by the holders of voting common stock.

CAN I ATTEND THE ANNUAL MEETING?

     If you owned common stock or preferred stock on the record date, you can attend the annual meeting. You should be prepared to present photo identification for admittance. In addition, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on the record date.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND HOLDING SHARES AS A BENEFICIAL OWNER?

     Most of our stockholders hold their shares through a broker or other nominee, rather than directly in their own name. The following are some distinctions between shares held of record and those owned beneficially.

     o Stockholder of Record: If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Co., you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by the transfer agent. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the annual meeting. The transfer agent has enclosed or sent a proxy card for you to use.
     o Beneficial Owner: If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of the shares held in "street name," and these proxy materials are being forwarded to you by your broker or nominee, together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares and are also invited to attend the annual meeting.

IF I PLAN TO ATTEND THE ANNUAL MEETING, SHOULD I STILL VOTE BY PROXY?

     Whether you plan to attend the annual meeting or not, we urge you to vote by returning the enclosed proxy card or voting instruction card. Returning the proxy card or voting instruction card will not affect your right to attend the annual meeting and vote.

HOW DO I VOTE?

     o If you are a stockholder of record, you may instruct the proxy holders named in the enclosed proxy card how to vote your shares of common stock or shares of preferred stock by signing, dating and mailing the proxy card in the postage-paid envelope that has been provided to you. If you are a stockholder of record and attend the annual meeting, you may deliver your completed proxy card in person.
     o If you are a beneficial owner, you will receive a voting instruction card from your nominee which you must properly execute in order to have your shares voted by proxy by the nominee. Beneficial owner stockholders who wish to vote at the meeting will need to obtain a proxy form from the broker, bank or other nominee that holds their shares of record.

CAN I CHANGE MY VOTE OR REVOKE MY PROXY?

     Any stockholder who executes and returns a proxy may revoke such proxy or change his or her vote at any time before it is voted at the annual meeting by:

    (1) filing with the Secretary of the Company, at 19 West 44th Street, Suite 507, New York, New York 10036, written notice of revocation bearing a later date than the proxy; or
    (2) filing a duly executed proxy bearing a later date; or (3) appearing in person and voting by ballot at the annual meeting.

     Any stockholder of record as of the record date attending the annual meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the annual meeting will not constitute revocation of a previously given proxy. If you are a beneficial owner who has properly executed and returned a voting instruction card to your broker or nominee, you may change your vote by submitting new voting instructions to your broker or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the annual meeting and voting in person.

WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

     If your shares are registered differently and are in more than one account, you will receive more than one proxy card or voting instruction card, each of which will indicate the number of shares you are entitled to vote on that particular card. Sign and return all proxy cards or voting instruction cards to ensure that all your shares are voted.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS?

     The board of directors recommends that you vote in favor of the election of the director nominees and in favor of the ratification of the appointment of the independent auditors.

WHAT CONSTITUTES A QUORUM AND WHY IS IT NECESSARY?

     In order to carry on the business of the annual meeting, we must have a quorum. The holders of a majority of the total number of votes of our capital stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes, if any, will count for quorum purposes. If you submit a properly executed proxy card or voting instruction card, even if you abstain from voting, you will be considered part of the quorum.

WHAT IS A BROKER NON-VOTE?

     A broker non-vote occurs with respect to any proposal when a broker holds your shares in its name and is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given.

WHAT VOTE IS REQUIRED FOR APPROVAL OF THE PROPOSALS?

     Our directors will be elected by a plurality of the votes cast at the annual meeting. In the election of directors, votes to withhold authority, abstentions from voting and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

     Ratification of the appointment of the independent auditors requires the affirmative vote of the holders of a majority of the total number of votes of our capital stock, present in person or represented by proxy. With respect to the ratification of the appointment of auditors, abstentions from voting will have the same effect as voting against such matter and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

     As of October 29, 2004, our directors, executive officers and affiliates had the right to vote 1,762,175 shares of our common stock and all of the shares of our preferred stock (with 975,000 votes). The Apollo Stockholders have indicated that they will vote, or cause to be voted, 2,245,948 votes that they control, 31.8% of the votes entitled to be cast at the meeting, in favor of the election of the director nominees and in favor of the ratification of the appointment of the independent auditors. As the Apollo Stockholders control over 29.9% of the vote at the annual meeting, in accordance with an investment agreement signed in April 2002, the Apollo Stockholders will cause an affiliate to vote 474,427 shares of common stock pro-rata with all other votes cast by holders of voting common stock.

WILL OTHER MATTERS BE VOTED ON AT THE ANNUAL MEETING?

     We are not aware of any other matters to be presented at the annual meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES AND WHO PAYS THEM?

     All expenses of soliciting proxies, including clerical work, printing and postage, will be paid by us. Our directors, officers and other employees may solicit proxies in person, by mail, by telephone, by facsimile, through the Internet or by other means of communication, but such persons will not be specifically compensated for such services. We will reimburse American Stock Transfer & Trust Company for forwarding proxy materials to stockholders of record and serving as inspectors of election and will pay the expenses associated with forwarding proxy materials to beneficial owners by a third party agent and various banks and brokers.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

INFORMATION WITH RESPECT TO DIRECTOR NOMINEES

     Listed below are the nominees for director, with information showing the principal occupation, business experience and current public directorships, if any, of each, the age of each as of the date of this proxy statement and the year each was first elected a director of the Company.

     Unless authority is withheld, proxies in the accompanying form will be voted in favor of electing the individuals identified in the table below as directors of the Company. If the proxy is executed in such a manner as to withhold authority to vote for one or more nominees for director, such instructions will be followed by the persons named as proxies.

     All nominees for director to be elected at the annual meeting are currently members of the board of directors. The Company has no reason to believe that any of the nominees will be unable to serve. In the event that any nominee should not be available, the persons named in the proxy will vote for the others and may vote for a substitute for such nominee.

     In accordance with the Amended and Restated Securities Purchase Agreement, dated June 4, 1999, by and among the Company and Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P. and AIF IV/RRRR LLC (the "Securities Purchase Agreement"), our preferred stockholders are entitled to elect two of our directors. Michael Gross and Andrew Africk currently are elected by the preferred stockholders. Marc Rowan is affiliated with our preferred stockholders but is elected by the common stockholders, voting together with preferred stockholders on an as converted basis. Because the Company's common stock was delisted from the NASDAQ National Market in December 2002, an "Event of Non-Compliance," as defined in our Amended and Restated Certificate of Incorporation, has occurred. Accordingly, the Company's preferred stockholders have the right to vote separately as a class to elect a majority of our directors. In light of the current composition of our Board, which includes a majority of directors affiliated with our preferred stockholders, the preferred stockholders have waived their right solely for the purposes of this meeting to vote separately as a class on Mr. Rowan's reelection to the Board.

NOMINEES TO BE ELECTED BY COMMON STOCKHOLDERS AND PREFERRED STOCKHOLDERS:

                                                                       DIRECTOR
NAME                               AGE              POSITION             SINCE
----                               ---              --------             -----
Jeffrey M. Killeen                  50               Director             1998
Marc J. Rowan                       42               Director             1999
William Stasior                     62               Director             2000

     Jeffrey M. Killeen. Mr. Killeen, has been a director of the Company since October 1998. Since January 1, 2002, Mr. Killeen has been Chairman and Chief Executive Officer of Globalspec, Inc., an information services company. Mr. Killeen was the Chief Executive Officer of Forbes.com from August 1999 to March 2001. Prior to that, from January 1998 to March 1999, Mr. Killeen was the Chief Operating Officer of barnesandnoble.com. Before joining barnesandnoble.com, Mr. Killeen served as President and Chief Executive Officer of Pacific Bell Interactive Media from August 1994 to January 1998.

     Marc J. Rowan. Mr. Rowan has been a member of the Board of Directors since June 1999. Mr. Rowan is one of the founding principals of Apollo Advisors, L.P., a private investment partnership that manages a series of institutional funds focused on complex equity investments, leveraged buyouts and corporate reorganizations, including Apollo Investment Fund IV, L.P.. Mr. Rowan is also a director of AMC Entertainment, Inc., Cablecom GmbH, iesy Hessen GmbH & Co., KG, National Financial Partners, Inc., Quality Distribution, Inc. and Wyndham International. Mr. Rowan is active in charitable activities. He is a founding member and serves on the executive committee of the Youth Renewal Fund and is a member of the board of directors of the National Jewish Outreach Program, Riverdale Country School and the Undergraduate Executive Board of The Wharton School of the University of Pennsylvania. Mr. Rowan holds a B.S. degree and an M.B.A. degree from The Wharton School of Business at the University of Pennsylvania.

     William F. Stasior. Mr. Stasior, joined the Board of Directors in April 2000. Mr. Stasior was the Chairman and Chief Executive Officer of Booz Allen & Hamilton Inc., a management and technology consulting firm, from 1991 to 1999. Since October 1999, Mr. Stasior has been the Senior Chairman of Booz Allen. Mr. Stasior also serves on the Board of Directors of OPNET Technologies, Inc., a software company that specializes in enhancing network performance for enterprises and service providers, and Vanu, Inc., a leading developer of software-defined radio technology.


NOMINEES TO BE ELECTED BY PREFERRED STOCKHOLDERS:
                                                                      DIRECTOR
NAME                              AGE              POSITION             SINCE
----                              ---              --------             -----
Andrew D. Africk                   38               Director             1999
Michael S. Gross                   43               Director             1999

     Andrew D. Africk. Mr. Africk has been a member of the Board of Directors since June 1999. Mr. Africk is a partner of Apollo Advisors, L.P. Mr. Africk is also a director of Superior Essex, Inc. and several private venture companies.

     Michael S. Gross. Mr. Gross has been a member of the Board of Directors since August 1999. Mr. Gross is one of the founding principals of Apollo Advisors, L.P. Mr. Gross is also a director of Apollo Investment Corporation, Allied Waste Industries, Inc., Pacer International, Inc. and United Rentals, Inc. He is a founding member, and serves on the executive committee, of the Youth Renewal Fund, is the chairman of the board of Mt. Sinai Children's Center Foundation, serves on the Board of Trustees of the Trinity School and on the corporate advisory board of the University of Michigan Business School. Mr. Gross graduated with High Distinction, Beta Gamma Sigma, from the University of Michigan with a B.B.A. in accounting and received an M.B.A. from the Kellogg Graduate School of Management at Northwestern University.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The board of directors has carefully considered the director nominees and believes that their election by the stockholders is in the best interests of SkyTerra Communications and its stockholders and, accordingly, unanimously recommends that stockholders vote for the director nominees. Each of the directors will serve a one year term.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                            THE DIRECTOR NOMINEES.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held four meetings during the year ended December 31, 2003. Messrs. Africk, Killeen, and Stasior attended all of the meetings of the Board of Directors and meetings of committees on which he serves. Mr. Rowan was unable to attend three of the meetings of the Board of Directors. Mr. Gross was unable to attend two of the meetings. We do not require members of our Board of Directors to attend our annual stockholders meeting. None of our Directors attended our 2003 Annual Meeting of Stockholders.

     The Board of Directors has an Audit Committee and a Compensation Committee which meet as the need arises. In light of, among other things, the size of the Board of Directors, the Company does not have a nominating committee, and all nominations are considered by the entire Board. The Audit Committee reviews and makes recommendations with respect to the Company's internal controls and financial reports and in connection with such reviews and recommendations, communicates with and receives information independently from appropriate Company personnel regarding the Company's financial condition. The Audit Committee also reviews the scope and results of the annual audit with the Company's auditors and other activities the auditors perform with the Company. The Audit Committee met four times during the year ended December 31, 2003. The Audit Committee met on March 18, 2004, with the Company's auditors to discuss the results of the 2003 audit. The Audit Committee is currently composed of two outside directors, Mr. Killeen and Mr. Stasior, both of whom are independent under Rule 4200(a)(14) of the National Association of Securities Dealers' ("NASD") listing standards, and Mr. Africk, who continues to serve on the Audit Committee as the Board of Directors determined that exceptional and limited circumstances exist pursuant to Rule 4350(d)(2)(B) of the NASD listing standards.

     The Compensation Committee met twice formally meet during the year ended December 31, 2003. The Compensation Committee periodically reviews and evaluates the compensation of the Company's officers and administers grants of options from the Company's 1998 Long-Term Incentive Plan (the "1998 Plan") and the Amended and Restated Equity Plan for Directors. The Compensation Committee is currently composed of Mr. Killeen and Mr. Africk.

COMMUNICATIONS FROM STOCKHOLDERS AND OTHER INTERESTED PARTIES

      The Board of Directors will give appropriate attention to written communications submitted by stockholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances the Audit Committee will, with the assistance of the Company's General Counsel, (1) be primarily responsible for monitoring communications from stockholders and (2) provide copies or summaries of such communications to the other directors as he or she considers appropriate. Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that any member of the Audit Committee considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to personal grievances and matters covered by repetitive or duplicative communications.

      Stockholders and other interested parties who wish to send communications on any topic to the Board of Directors should address such communications to Audit Committee, c/o General Counsel, SkyTerra Communications, Inc., 19 West 44th Street, Suite 507, New York, New York 10036.

COMPENSATION OF DIRECTORS

     Each non-employee director receives a per meeting fee of $1,000 for each meeting of the Board of Directors and $500 for each committee meeting attended, along with expenses incurred in connection with each meeting attended.

     The Compensation Committee has authority under the Company's 1998 Plan to make stock option awards to non-employee directors of the Company. Historically, the Compensation Committee has awarded non-employee directors a stock option for 7,500 shares, vesting ratably over three years in lieu of an automatic grant of an option to purchase 2,500 shares of common stock as of the effective date of the non-employee director's initial election to the Board of Directors, vesting in one year, and thereafter, at the close of business on the date of final adjournment of each annual meeting of stockholders as provided in the 1998 Plan. In general, the exercise price per share of common stock purchasable upon exercise of a non-employee director's options will be equal to 100% of the fair market value of a share of common stock on the date of grant of the option.

     Upon becoming a director of the Company in 1998, Mr. Killeen was granted an option to purchase 7,500 shares of common stock on October 28, 1998 under the Amended and Restated Equity Plan for Directors, exercisable at $19.375 per share, the fair market value of the common stock on the date of grant. Subsequently, on December 21, 2001, the exercise price of this option was repriced at $6.00, the fair market value of the common stock on that date. The option vested ratably over three years and has expired as of the date hereof. On October 15, 2002, Mr. Killeen was granted an option to purchase 35,000 shares of common stock under the 1998 Plan, exercisable at $0.85 per share, the fair market value on the date of grant. This option vests ratably over three years beginning on the anniversary of Mr. Killeen's service with the Company to the extent that Mr. Killeen was fully vested in the previously granted option.

     Upon becoming directors of the Company on June 4, 1999, each of Mr. Africk and Mr. Rowan was granted an option to purchase 7,500 shares of common stock under the 1998 Plan, exercisable at $70.00 per share, both of which vested ratably over three years and have fully vested as of the date hereof. Upon becoming a director of the Company as of August 19, 1999, Mr. Gross was granted an option to purchase 7,500 shares of common stock under the 1998 Plan, exercisable at $70.00 per share, which vested ratably over three years and has fully vested as of the date hereof. On December 21, 2001, the exercise prices of the options granted to Messrs. Africk, Rowan, and Gross were repriced at $6.00, the fair market value of the common stock on that date. On October 15, 2002, each of Messrs. Africk, Rowan, and Gross was granted an option to purchase 35,000 shares of common under the 1998 Plan, exercisable at $0.85 per share, the fair market value on the date of grant. Each of these options vests ratably over three years beginning on the anniversary of each director's service with the Company to the extent that the director was fully vested in previously granted options.

     Upon becoming a director of the Company in April, 2000, Mr. Stasior was granted an option to purchase 7,500 shares of common stock on April 26, 2000 under the 1998 Plan exercisable at $210.625 per share, the fair market value of the common stock on the date of grant. This option vested ratably over three years and has fully vested as of the date hereof. During the year 2000, Mr. Stasior served as a consultant to the Company's Internet professional services subsidiary, Rare Medium, Inc., and pursuant to a consulting agreement Mr. Stasior received compensation of $10,000 per month for his consulting services. This consulting agreement was terminated in the spring of 2001. In addition, as compensation for his consulting services Mr. Stasior received an option to purchase an additional 7,500 shares of common stock on April 26, 2000 under the 1998 Plan exercisable at $210.625 per share, the fair market value of the common stock on the date of grant. This option was to vest ratably over three years; however, upon the termination of Mr. Stasior's consulting agreement with Rare Medium, Inc. as of July 2, 2001, the unvested portion of the option, covering 5,000 shares, related to the remaining term of this agreement were cancelled. The remaining portion of the option, covering 2,500 shares, has vested as of the date hereof. On December 21, 2001, the exercise prices of these options were repriced at $6.00, the fair market value of the common stock on that date. On October 15, 2002, Mr. Stasior was granted an option to purchase 35,000 shares of common under the 1998 Plan, exercisable at $0.85 per share, the fair market value on the date of grant. This option vests ratably over three years beginning on the anniversary of Mr. Stasior's service with the Company to the extent that Mr. Stasior was fully vested in the previously granted option.

     It is anticipated that future grants of stock options to directors will principally be made under the Company's 1998 Plan.

EXECUTIVE OFFICERS

     The names of the Company's current executive officers and certain information about them is set forth below.
                                                                        OFFICER
NAME                    AGE    POSITION                                  SINCE
----                    ---    --------                                  -----
Jeffrey A. Leddy        49     Chief Executive Officer and President       2002
Robert C. Lewis         39     Senior Vice President, General              1998
                               Counsel and Secretary
Erik J. Goldman         44     Vice President                              2003
Keith C. Kammer         43     Vice President                              2003
Craig J. Kaufmann       29     Controller and Treasurer                    2003

     Jeffrey A. Leddy - Chief Executive Officer and President. Mr. Leddy has been the Company's Chief Executive Officer and President since April 2003, having served as its President and Chief Operating Officer since October 2002 and its Senior Vice President of Operations since June 2002. From September 1980 to December 2001, Mr. Leddy worked for EMS Technologies, most recently as a Vice President. Mr. Leddy also currently serves as President of Miraxis, LLC, an affiliate of the Company, a position he has held since September 2001.

     Robert C. Lewis - Senior Vice President, General Counsel and Secretary. Mr. Lewis has been the Company's Vice President and General Counsel since May 1998 and Secretary of the Company since August 1998. Mr. Lewis was appointed the Company's Senior Vice President on July 26, 2000. Prior to joining the Company, Mr. Lewis was an associate at the law firm of Fried, Frank, Harris, Shriver & Jacobson from October 1992.

     Erik J. Goldman - Vice President. Mr. Goldman has been a Vice President of the Company since March 2003. Prior to joining the Company Mr. Goldman consulted to Global Radio S.A., a European Satellite Digital Audio Radio start-up. From 1995 to December 2001 Mr. Goldman worked for Leo One Worldwide, most recently as Vice President of Technology and Business Development. Previously, Mr. Goldman served as Director of Business Development for dbX Corporation, a telecom focused investment and management group. Prior to joining dbX in 1991, Mr. Goldman served as a Member of Technical Staff of Mitre Corporation and as a Senior Communications Design Engineer of Raytheon Corporation.

     Keith C. Kammer - Vice President. Mr. Kammer has been a Vice President of the Company since August 2003. From September 2000 to May 2003, Mr. Kammer was the Chief Financial Officer of Alpha Fund Management, and from October 1980 to September 2000, Mr. Kammer worked at United Parcel Service, most recently as a Vice President of Finance.

     Craig J. Kaufmann - Controller and Treasurer. Mr. Kaufmann has been the Company's Controller and Treasurer since April 2003, having served as its Director of Financial Reporting since November 2000. Prior to joining the Company, Mr. Kaufmann was the Financial Reporting Manager of Kozmo.com since March 2000 and an associate at PricewaterhouseCoopers from August 1998 to March 2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   Investment in Miraxis

     In May 2002, the Company acquired Series B Preferred Shares and a warrant from Miraxis, LLC ("Miraxis") for approximately $0.4 million, representing an ownership of approximately 30%. Miraxis is a development stage, privately held telecommunications company that has access to a Ka-band license with which it intends to provide satellite based multi-channel, broadband data and video services in North America. The Company entered into a management support agreement with Miraxis under which the Company's current Chief Executive Officer and President provided certain services to Miraxis through February 2003 in exchange for additional Series B Preferred Shares and warrants being issued to the Company. In addition, in December 2002, the Company acquired Series C Preferred Shares and warrants from Miraxis for approximately $0.1 million.

     In February 2003, the Company entered into a consulting agreement with Miraxis pursuant to which Miraxis personnel provided services to the Company through May 2003. In addition, Miraxis extended the management support agreement whereby the Company's current Chief Executive Officer and President continued to provide certain services to Miraxis through May 2003. In connection with these agreements, the Company paid Miraxis approximately $40,000 but also received additional Series C Preferred Shares and warrants.

     In April 2003, the Company acquired additional Series C Preferred Shares and warrants for approximately $40,000. Between June 2003 and September 2003, the Company purchased promissory notes from Miraxis with an aggregate principal amount of approximately $0.1 million. In November 2003, the promissory notes were converted to Series D Preferred Shares. From January 2004 through September 2004, the Company purchased additional promissory notes with an aggregate principal balance of approximately $0.1 million. Currently, the Company holds approximately 40% of the ownership interests of Miraxis. The Company's President and Chief Executive Officer currently holds an approximate 1% interest in Miraxis.

     Miraxis License Holdings, LLC ("MLH"), an entity unaffiliated with Miraxis, other than as described herein, holds the rights to certain orbital slots, one of which Miraxis has the ability to use so long as it implements its business plan. Miraxis issued 10% of its outstanding common equity on a fully diluted basis to MLH as partial consideration for access to that slot. In addition, Miraxis expects to pay certain royalties to MLH for use of the slot should it ever launch satellites. Prior to becoming affiliated with the Company, its Chief Executive Officer and President acquired a 2% interest in MLH. In addition, prior to the Company acquiring an interest in Miraxis, an affiliate of the Company's preferred stockholders acquired an approximate 70% interest in MLH.

   Employment Agreements

     For a description of the employment agreements between the Company and certain executive officers, please see the descriptions under the heading "Employment Contracts and Change-in-Control Arrangements" on page 16.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company that no other reports were required, the Company believes that during the year ended December 31, 2003, its officers, directors and greater-than-10% stockholders complied with all Section 16(a) filing requirements with the exception of the late filing in May 2003 of a Statement of Beneficial Ownership of Securities on Form 4 for each of Mr. Leddy and Mr. Lewis in connection with an option grant in April 2003.

                                   PROPOSAL 2
         RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS
              OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2004

     The firm of KPMG LLP, independent accountants, audited the financial statements of the Company for the year ended December 31, 2003. The Board of Directors of the Company has unanimously reappointed, and recommends to the stockholders the ratification of the appointment of, KPMG LLP as independent auditors for the Company for the year ended December 31, 2004. If the stockholders do not ratify the appointment, the Board of Directors may reconsider its recommendation.

     A representative of KPMG LLP is expected to be available at the annual meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she so desires.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the total number of the votes of capital stock of the Company represented and entitled to vote at the annual meeting is required to approve this Proposal 2.

FEES

     Pursuant to a pre-approval policy adopted during 2003, the Audit Committee approved all audit and audit related fees and $85,000 (or approximately 92%) of the tax fees paid to the independent accounts during year ended December 31, 2003. Prior to the adoption of this policy, the Audit Committee only approved the audit fee. The following table presents the aggregate fees billed by the independent accountant for services provided to the Company for the fiscal years ended December 31, 2003 and 2002.

                                                   2003              2002
                                               -------------     -------------
Audit fees (1)                                     $210,000          $180,000
Audit related fees (2)                               45,500            60,400
Tax fees (3)                                         92,200           144,250
All other fees                                           --                --
                                               -------------     -------------
Total                                              $347,700          $384,650
                                               =============     =============

(1) Audit fees consisted of professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Forms 10-Q.
(2) Audit related fees for the year ended December 31, 2003 consisted of fees paid for accounting and auditing consultation services and the review of a Company Form 8-K filing. For the year ended December 31, 2002, audit related fees consisted of fees paid for accounting and auditing consultation services, the review of and consent issued in connection with the Company's Form S-3 and audits of the Company's employee benefit plan.
(3) Tax fees consisted primarily of assistance related to tax compliance and reporting.


RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors has carefully considered Proposal 2, the proposal to ratify the appointment of KPMG LLP as independent auditors of the Company, and believes that its approval by the stockholders is in the best interests of SkyTerra Communications and its stockholders and, accordingly, unanimously recommends that stockholders vote for the approval of Proposal 2.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table and notes thereto set forth certain information, as of November 8, 2004 (except as noted otherwise), regarding beneficial ownership of the shares of Common Stock of the Company by (i) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each of the Company's named executive officers under the Summary Compensation Table under the heading "Executive Compensation," (iii) each director and nominee for director, and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares indicated as owned by them.

                                                                                       NUMBER OF SHARES
                                                                                       OF COMMON STOCK
                                                                                        BENEFICIALLY           PERCENTAGE
        NAME AND ADDRESS                              POSITION                            OWNED (1)            OF CLASS
        ----------------                              --------                            ---------            --------
Jeffrey A. Leddy                           Chief Executive Officer and President           108,333                 *  (2)
Robert C. Lewis                            Senior Vice President, General                   46,166                 *  (3)
                                             Counsel and Secretary
Erik J. Goldman                            Vice President                                   13,333                 *  (4)
Keith C. Kammer                            Vice President                                   13,333                 *  (4)
Craig J. Kaufmann                          Controller and Treasurer                          7,300                 *
Glenn S. Meyers                            Former Chairman and Chief Executive             295,000              1.9%  (5)
                                             Officer
Craig C. Chesser                           Former Senior Vice President Finance             37,499                 *  (6)
                                             and Treasurer
Michael A. Hultberg                        Former Senior Vice President and                 37,500                 *  (7)
                                             Controller
Jeffrey M. Killeen                         Director                                         35,000                 *  (2)
William F. Stasior                         Director                                         33,333                 *  (2)
Andrew D. Africk                           Director                                     13,842,935             76.1%  (8)
   c/o SkyTerra Communications, Inc.
   19 West 44th Street, Suite 507
   New York, New York 10036
Marc J. Rowan                              Director                                     13,842,935             76.1%  (9)
   c/o SkyTerra Communications, Inc.
   19 West 44th Street, Suite 507
   New York, New York 10036
Michael S. Gross                           Director                                     13,842,935             76.1%  (10)
   c/o SkyTerra Communications, Inc.
   19 West 44th Street, Suite 507
   New York, New York 10036
Apollo Investment Fund IV, L.P.                                                         13,812,102             76.1%  (11)
   Two Manhattanville Road
   Purchase, New York 10577
All executive officers, directors and                                                   14,161,400             76.6%  (12)
   nominees as a group (10 persons)


__________________________

* Represents beneficial ownership of less than 1%.

(1) Beneficial ownership has been determined pursuant to Rule 13d-3 under the Exchange Act.

(2) Represents options to purchase shares of common stock that are currently exercisable, but does not include options that become exercisable upon a change of control and upon termination of employment with the Company.

(3) Includes options to purchase 36,666 shares of common stock that are currently exercisable, but does not include options that become exercisable upon a change of control of the Company and upon certain other conditions.

(4) Represents options to purchase shares of common stock that are currently exercisable.

(5) Represents options to purchase shares of common stock that are currently exercisable. Mr. Meyers' employment with the Company ceased on April 15, 2003, and he resigned from the Board of Directors on the same day. His beneficial ownership is stated as of that date.

(6) Includes options to purchase 32,500 shares of common stock that are currently exercisable. Mr. Chesser's employment with the Company ceased on April 15, 2003. His beneficial ownership is stated as of that date.

(7) Includes options to purchase 30,000 shares of common stock that are currently exercisable. Mr. Hultberg's employment with the Company ceased on April 15, 2003. His beneficial ownership is stated as of that date.

(8) Includes an aggregate of (i) 1,270,948 shares of common stock acquired through the exercise of Series 1-A warrants, (ii) 474,427 shares of common stock acquired in a tender offer, (iii) 8,990,212 shares of non-voting common stock acquired pursuant to the rights offering, and
       (iv) 3,076,515 shares of common stock issuable to Apollo Stockholders upon conversion of the Series A Preferred Stock and exercise of the Series 1-A warrants and the Series 2-A warrants owned by them. Mr. Africk is a principal of Apollo Advisors IV, L.P, which together with an affiliated investment manager, serves as the manager of each of the Apollo Stockholders. Mr. Africk disclaims beneficial ownership of such shares. Includes options to purchase 30,833 shares of common stock that are currently exercisable, but does not include options that become exercisable upon a change of control.

(9) Includes an aggregate of (i) 1,270,948 shares of common stock acquired through the exercise of Series 1-A warrants, (ii) 474,427 shares of common stock acquired in a tender offer, (iii) 8,990,212 shares of non-voting common stock acquired pursuant to the rights offering, and
       (iv) 3,076,515 shares of common stock issuable to Apollo Stockholders upon conversion of the Series A Preferred Stock and exercise of the Series 1-A warrants and the Series 2-A warrants owned by them. Mr. Rowan is a principal of Apollo Advisors IV, L.P, which together with an affiliated investment manager, serves as the manager of each of the Apollo Stockholders. Mr. Rowan disclaims beneficial ownership of such shares. Includes options to purchase 30,833 shares of common stock that are currently exercisable, but does not include options that become exercisable upon a change of control.

(10) Includes an aggregate of (i) 1,270,948 shares of common stock acquired through the exercise of Series 1-A warrants, (ii) 474,427 shares of common stock acquired in a tender offer, (iii) 8,990,212 shares of non-voting common stock acquired pursuant to the rights offering, and
       (iv) 3,076,515 shares of common stock issuable to Apollo Stockholders upon conversion of the Series A Preferred Stock and exercise of the Series 1-A warrants and the Series 2-A warrants owned by them. Mr. Gross is a principal of Apollo Advisors IV, L.P, which together with an affiliated investment manager, serves as the manager of each of the Apollo Stockholders. Mr. Gross disclaims beneficial ownership of such shares. Includes options to purchase 30,833 shares of common stock that are currently exercisable, but does not include options that become exercisable upon a change of control.

(11) Represents the aggregate of (i) 1,270,948 shares of common stock acquired through the exercise of Series 1-A warrants, (ii) 474,427 shares of common stock acquired in a tender offer, (iii) 8,990,212 shares of non-voting common stock acquired pursuant to the rights offering, and (iv) 3,076,515 shares of common stock issuable upon conversion of the aggregate of 1,199,007 shares of our Series A Preferred Stock and the exercise of an aggregate of 234,633 Series 1-A warrants and 9,810,033 Series 2-A warrants held by the Apollo Stockholders. Assuming conversion of all the Series A Preferred Stock and the exercise of all the Series 1-A warrants and Series 2-A warrants held by the Apollo Stockholders, such 13,812,102 shares of common stock would consist of 11,900,084 shares of common stock beneficially owned by Apollo Investment Fund IV, L.P., 598,160 shares of common stock beneficially owned by Apollo Overseas Partners IV, L.P., 839,431 shares of common stock beneficially owned by AIF IV/ RRRR LLC and 474,427 shares of common stock owned by AP/RM Acquisition, LLC. The holders of our Series A Preferred Stock are only entitled to an aggregate of 975,000 votes with respect to the Series A Preferred Stock, or 0.813 votes per share of Series A Preferred Stock. Messrs. Africk, Rowan and Gross, members of our Board of Directors and associated with Apollo Advisors IV, L.P., disclaim beneficial ownership of the shares held by the Apollo Stockholders.

(12) Messrs. Africk, Rowan and Gross, members of the Board of Directors and associated with Apollo Advisors IV, L.P., disclaim beneficial ownership of shares held by the Apollo Stockholders. See footnote numbers 8, 9 and 10 above. Includes options to purchase an aggregate of 332,498 shares of common stock that are currently exercisable, but does not include options that become exercisable upon a change of control.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth, for the three years ended December 31, 2003, the compensation for services in all capacities earned by the Company's Chief Executive Officer and its next most highly compensated executive officers.

                                                                                 SECURITIES
                                                                 OTHER ANNUAL    UNDERLYING       LTIP
                                                                 COMPENSATION    OPTIONS/SARS    PAYOUTS    ALL OTHER
 NAME AND PRINCIPAL POSITION      YEAR    SALARY     BONUS (1)         (2)          (#)            ($)     COMPENSATION
 ---------------------------      ----    ------    ---------    ------------    ------------    -------   ------------
Jeffrey A. Leddy                  2003   $232,950     $168,750        $--          100,000          $--        $--
   Chief Executive Officer        2002    138,462      140,000         --          100,000           --         --
   and President

Robert C. Lewis                   2003    187,615       90,000         --           40,000           --      3,304  (4)
   Senior Vice President,         2002    196,250       90,000         --           20,000           --         --
   General Counsel and            2001    140,000       90,000      6,000           10,000           --      2,500  (4)
   Secretary

Erik J. Goldman                   2003    105,769       50,000         --           40,000           --      1,060  (4)
   Vice President

Keith C. Kammer                   2003     75,288       15,000         --           40,000           --        754  (4)
   Vice President

Craig J. Kaufmann                 2003     94,490       37,500         --           15,000           --      1,465  (4)
   Controller and Treasurer       2002    109,583       25,000         --               --           --         --
                                  2001     74,903       17,500         --               --           --      1,954  (4)

Glenn S. Meyers (3)               2003     86,832           --      5,250               --           --         --
   Former Chairman and            2002    332,553      375,000     18,000          155,000           --         --
   Chief Executive Officer        2001    278,096           --     18,000               --           --         --

Craig C. Chesser (3)              2003     53,423           --         --               --           --    253,560  (5)
   Former Senior Vice President   2002    196,250       70,000         --           20,000           --         --
   Finance and Treasurer          2001    164,077       90,000      1,500           10,000           --      2,500  (4)

Michael A. Hultberg (3)           2003     53,615           --         --               --           --    183,629  (6)
   Former Senior Vice President   2002    223,333       70,000         --           20,000           --         --
   and Controller                 2001    177,135       90,000      3,000           10,000           --         --


______________________

(1) Bonuses for services provided in the year ended December 31, 2002 for Messrs. Leddy, Lewis, Kaufmann, Chesser and Hultberg were granted in April 2003 and are reflected in 2002. Bonuses for services provided in the year ended December 31, 2003 were granted in January 2004 and are reflected in 2003.
(2)  Represents non-accountable expense allowance.
(3) Effective April 15, 2003, Messrs. Meyers, Chesser and Hultberg ceased employment with the Company.
(4)  Represents employer matching contributions to retirement accounts.
(5) Represents the following compensation paid to Mr. Chesser: (i) severance and benefits in accordance with an employment agreement, (ii) a payment made upon the resolution of an outstanding matter between Mr. Chesser and the Company, and (iii) employer matching contribution to a retirement account.
(6) Represents severance and benefits paid in accordance with Mr. Hultberg's employment agreement and employer matching contribution to a retirement account.

OPTION / SAR GRANTS IN THE LAST YEAR

     The following table sets forth information concerning grants of stock options to purchase common stock during the year ended December 31, 2003 to the named executive officers.

                                             PERCENT OF
                              NUMBER OF        TOTAL                                  POTENTIAL REALIZABLE VALUE AT
                              SECURITIES    OPTIONS/SARS                              ASSUMED ANNUAL RATES OF STOCK
                              UNDERLYING     GRANTED TO    EXERCISE OR                APPRECIATION FOR OPTION TERM
                            OPTIONS /SARS   EMPLOYEES IN    BASE PRICE  EXPIRATION   -----------------------------
   NAME                         GRANTED       FISCAL YEAR    ($/SHARE)    DATE          5%              10%
   ----                         -------       -----------    ---------  ----------   ---------       ----------
Jeffrey A. Leddy              100,000  (1)      42.6%           $0.91    4/08/13      $57,229         $145,031
Robert C. Lewis                40,000  (1)      17.0%           $0.91    4/08/13      $22,892          $58,012
Erik J. Goldman                40,000  (1)      17.0%           $0.91    4/08/13      $22,892          $58,012
Keith C. Kammer                40,000  (2)      17.0%           $1.55    8/14/13      $38,991          $98,812
Craig J. Kaufmann              15,000  (1)       6.4%           $0.91    4/08/13       $8,584          $21,755
Glenn S. Meyers (3)                --            0.0%             N/A      N/A            N/A              N/A
Craig C. Chesser (3)               --            0.0%             N/A      N/A            N/A              N/A
Michael A. Hultberg (3)            --            0.0%             N/A      N/A            N/A              N/A


________________________

(1) These options were granted on April 8, 2003 at an exercise price of $0.91, the per share fair market value of the common stock at that time. The options have a term of ten years. These options are exercisable cumulatively in three equal annual installments, beginning on April 8, 2004.
(2) This option was granted on August 14, 2003 at an exercise price of $1.55, the per share fair market value of the common stock at that time. The option has a term of ten years. The option is exercisable cumulatively in three equal annual installments, beginning on August 14, 2004.
(3) Effective April 15, 2003, Messrs. Meyers, Hultberg and Chesser ceased employment with the Company. At such time, all outstanding options held by each of Messrs. Meyers, Hultberg and Chesser became fully vested.


AGGREGATED OPTION/SAR EXERCISES IN THE LAST YEAR AND YEAR-END OPTION/SAR VALUES

     The following table sets forth information concerning the exercise of options to purchase shares of common stock by the named executive officers during the year ended December 31, 2003, as well as the number and potential value of unexercised options (both options which are presently exercisable and options which are not presently exercisable) as of December 31, 2003.

                                                                  NUMBER OF            VALUE OF
                                 NUMBER OF                       SECURITIES           UNEXERCISED
                                 SECURITIES                      UNDERLYING          IN-THE-MONEY
                                 UNDERLYING                    OPTIONS/SARS AT       OPTIONS/SARS
                                OPTIONS/SARS                   FISCAL Y/E (#)      AT FISCAL Y/E ($)
                                ACQUIRED ON       VALUE         EXERCISABLE/         EXERCISABLE/
    NAME                        EXERCISE (#)     REALIZED       UNEXERCISABLE        UNEXERCISABLE
    ----                        ------------     --------       -------------        -------------
Jeffrey A. Leddy                        --           --        43,750/156,250       16,250/91,500
Robert C. Lewis                      3,200       $7,840         22,967/53,333        5,594/32,266
Erik J. Goldman                         --           --              0/40,000            0/23,600
Keith C. Kammer                         --           --              0/40,000                 0/0
Craig J. Kaufmann                       --           --          1,000/15,000           200/8,850
Glenn S. Meyers (1)                     --           --             295,000/0           191,750/0
Craig C. Chesser (1)                 1,167       $2,859              34,666/0            13,933/0
Michael A. Hultberg (1)                 --           --              37,500/0            14,500/0

_______________________

(1) Effective April 15, 2003, Messrs. Meyers, Chesser and Hultberg ceased employment with the Company.

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

   Expired Meyers Employment Agreement

     In connection with the transactions consummated pursuant to the 1998 acquisition by the Company of Rare Medium, Inc., the Company entered into an Employment Agreement effective April 15, 1998 with Mr. Meyers, as amended (the "Meyers Employment Agreement"). Pursuant to the Meyers Employment Agreement, Mr. Meyers was engaged as Chairman, President and Chief Executive Officer of the Company to serve for a term of five years, expiring April 15, 2003. Pursuant to the Meyers Employment Agreement, during its last year, Mr. Meyer received an annual base salary of $292,465, with a minimum annual increase during the term of not less than 4% per annum. The Meyers Employment Agreement also contains a covenant not to compete with the Company or any of its affiliates for the term of the agreement, plus one additional year. Concurrently with the execution of the Meyers Employment Agreement, Mr. Meyers was granted options to acquire an aggregate of 200,000 shares of common stock at exercise prices equal to $23.75 per share (the fair market value at the time of issuance), which options become exercisable ratably on a monthly basis over a period of 60 months from the date of grant and expire ten years from the date of grant. On October 15, 2002, in recognition of Mr. Meyers' contribution to the Company, among other things, the Compensation Committee approved the repricing of the exercise prices of Mr. Meyers' outstanding options to purchase an aggregate of 140,000 shares of common stock to $0.85 per share, the fair market value at the date of the repricing. Additionally, on that date, Mr. Meyers received an additional option to purchase 155,000 shares of common stock at $0.85 per share. On April 15, 2003, the Meyers Employment Agreement expired, and Mr. Meyers ceased to be employed by the Company and resigned from the Board of Directors.

   Leddy Employment Agreement

     The Company is a party to an amended and restated employment agreement with Mr. Leddy. The term of the agreement is from January 1, 2004 to December 31, 2005 and calls for a base salary of $300,000 per year. Annual increases are at the sole discretion of the Compensation Committee of the Board of Directors. In addition, Mr. Leddy is eligible, based upon the achievement of certain subjective goals established by the Compensation Committee, to receive a bonus of up to 75% of his base salary following the end of each calendar year during the term of the agreement. Under this agreement, if Mr. Leddy is terminated for other than "cause" as such term is defined in the agreement, then Mr. Leddy is entitled to receive compensation in a lump sum payment consisting of one year of his then current salary and the right to exercise all vested stock options and unvested stock options through the option expiration date for such options.

   Other Executive Employment Agreements

     The Company has or had employment agreements with each of Mr. Chesser, Mr. Hultberg, and Mr. Lewis, each of who is or was an executive officer. Under these agreements, if, either (i) after 90 days following a change in control, the executive terminates his employment or (ii) the executive is terminated for other than "cause" as such term is defined in his respective agreement, then the executive is entitled to receive severance compensation and benefits in a lump sum payment consisting of one year of his then current salary and the right to exercise all vested stock options and unvested stock options through the option expiration date for such options. For purposes of these agreements, a change in control occurs when, among other things, our stockholders approve a merger.

     As part of the Company's efforts to reduce costs, the Company reached agreements with each of Mr. Hultberg and Mr. Chesser pursuant to which his employment ceased as of April 15, 2003. At that time, Mr. Hultberg was paid severance and benefits in accordance with his employment agreement. In September 2003, Mr. Chesser was paid severance and benefits in accordance with his employment agreement, concurrent with the resolution of an outstanding matter between Mr. Chesser and the Company.

     The Company is a party to an employment agreement with Mr. Kammer. Under the agreement, if Mr. Kammer is terminated for other than "cause" as such term is defined in the agreement, then Mr. Kammer is entitled to receive compensation in a lump sum payment consisting of six months of his then current salary.

                          BOARD AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the audited financial statements with the Company's management. The Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards AU Section 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by the Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the Company's independent accountants the independent accountant's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.


                                                     By the Audit Committee
                                                     of the Board of Directors,


                                                     /s/ JEFFREY M. KILLEEN
                                                     -------------------------
                                                     Jeffrey M. Killeen

                                                     /s/ WILLIAM F. STASIOR
                                                     -------------------------
                                                     William F. Stasior

                                                     /s/ ANDREW D. AFRICK
                                                     -------------------------
                                                     Andrew D. Africk


         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors reviews, recommends and approves changes to the Company's compensation policies and benefits programs, administers the Company's stock option plans, including approving stock option grants, and otherwise seeks to ensure that the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented. The members of the Compensation Committee are Jeffrey M. Killeen and Andrew D. Africk.

COMPENSATION PHILOSOPHY AND REVIEW

     The Company's compensation philosophy for its executive officers serves two principal purposes: (1) to provide a total compensation package for such officers that is competitive and enables the Company to attract and retain key executive and employee talent needed to accomplish the Company's business objectives, and (2) to directly link compensation to improvements in Company performance and increases in stockholder value as measured principally by the trading price of the common stock.

     The 2003 compensation levels for the Company's executive officers generally were determined on an individual basis, including consideration of employment agreements entered into between the Company and such individuals.

     Members of the Compensation Committee approve the material terms of any employment agreement, and any amendments thereto, entered into between the Company and an executive officer, as well as any stock option grants to an executive officer. In determining compensation levels for 2003, the Compensation Committee primarily relied upon factors relating to responsibilities of the executive officer and both his current and expected future contributions to the Company. The Compensation Committee did not determine it necessary to, and did not attempt to, specifically analyze compensation levels at companies included in the indexes under the caption, "Performance Graph."

ELEMENTS OF EXECUTIVE OFFICER COMPENSATION

     The Company's executive compensation consists primarily of salary, bonus and awards of stock options. The Company emphasizes the award of stock options and makes use of cash incentive bonuses to reward performance and retain its executive officers. The Compensation Committee believes that in the highly competitive, emerging markets in which the Company has historically operated, equity-based compensation provides the greatest incentive for outstanding executive performance and the greatest alignment of management and stockholder long-term interests.

     Officer Salaries. The Compensation Committee reviews each executive officer's salary annually. Except to the extent that salary increases are prescribed by written employment agreements, in determining the appropriate salary levels, the Compensation Committee considers, among other factors, the officer's scope of responsibility, prior experience and past accomplishments.

     Stock Option Grants. As noted above, the Company has relied substantially on long-term equity compensation as the principal means of providing long-term incentives for its executive officers and key employees. The Company's practice has been to set option exercise prices at not less than 100% of fair market value on the date of grant. Options are generally granted for a term of five to ten years. Options granted to executive officers and key employees become exercisable over time and are typically dependent on continuing employment with the Company or one of its subsidiaries, thus providing incentive to remain in the Company's employ.

     In determining the size of the stock option grants, the Compensation Committee considers various subjective factors primarily relating to the responsibilities of the individual officers and key employees, and also their current and expected future contributions to the Company, as well as the number of shares owned by the officer or key employee or which remain unvested under outstanding options. In addition, the Compensation Committee examines the level of equity incentives held by each officer and key employee relative to the other officers' and key employees' equity positions and their tenure, responsibilities, experience and value to the Company.

POLICY OF DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the U.S. Internal Revenue Code limits the tax deductibility of a corporation of compensation in excess of $1,000,000 paid to any of its five most highly compensated executive officers. However, compensation that qualifies as "performance-based" is excluded from the $1,000,000 limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by shareholders.

     Total cash compensation paid for salaries and bonuses during 2003 did not exceed the $1,000,000 limit for any individual executive. In addition, the Compensation Committee does not anticipate that total cash compensation paid for salaries and bonuses during 2004 will exceed the $1,000,000 limit for any individual executive. Stock option grants to date do not meet the requirement that such grants be "performance based" and are, therefore, not exempt from the limitations on deductibility. The Compensation Committee will continue to monitor the compensation levels potentially payable under the Company's cash and stock option compensation programs, but intends to retain the flexibility necessary to provide total cash and stock option compensation in line with competitive practice, the Company's compensation philosophy and the Company's best interests.

     In conclusion, the Compensation Committees believes that the policies and programs described in this report are competitive and effectively align executive compensation with the Company's goal of maximizing the return to stockholders.


                                                   By the Compensation Committee
                                                   of the Board of Directors,


                                                   /s/ JEFFREY M. KILLEEN
                                                   -------------------------
                                                   Jeffrey M. Killeen


                                                   /s/ ANDREW D. AFRICK
                                                   -------------------------
                                                   Andrew D. Africk

                               PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total shareholder returns for the Company, the Nasdaq Market Index, the CoreData Internet Software and Services Index, and the CoreData Diversified Communications Services Index from December 31, 1998 through December 31, 2003. The cumulative total shareholder returns on the Company's common stock was measured by dividing the difference between the Company's share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. The total stockholder return assumes $100 invested at the beginning of the period in common stock, in the Nasdaq Market Index and the Industry Index. The Company did not pay dividends on its common stock during the measurement period and the calculations of cumulative total stockholders return on the common stock did not include dividends. The Company presents below the Internet Software and Services Index as a comparative industry index for the Company's Internet professional services business, which it commenced upon the acquisition of Rare Medium, Inc. in April 1998 and ceased in September 2001. In addition, the Company presents below the Diversified Communications Services Index as a comparative industry index for the Company's business in which it has operated since November 2001 when it became a participant in the MSV Joint Venture.

              COMPARISON OF CUMULATIVE 5-YEAR ANNUAL RETURN AMONG
              SKYTERRA COMMUNICATIONS, INC., NASDAQ MARKET INDEX,
                    INTERNET SOFTWARE AND SERVICES INDEX AND
                   DIVERSIFIED COMMUNICATIONS SERVICES INDEX
.................................................................................

                            [Chart Graphic omitted]



LEGEND:

(in dollars)                                                     FISCAL YEAR ENDING
                                        ---------------------------------------------------------------------------
COMPANY/INDEX/MARKET                      1998         1999         2000         2001         2002         2003
--------------------                    ---------    ---------    ---------    ---------    ----------   ----------
SkyTerra Communications, Inc.             100.00       827.27        46.21        17.94          2.79         3.64
CoreData Internet Software &
   Services Index                         100.00       291.04        64.37        43.44         29.10        58.24
CoreData Diversified
   Communications Services Index          100.00       164.26        74.21        45.02         28.22        45.02
Nasdaq Market Index                       100.00       176.37       110.86        88.37         61.64        92.68


__________________

(1)  Assumes $100 invested on January 1, 1999 and reinvestment of dividends.
(2) The CoreData "Internet Software and Services Index" relates to the primary business engaged in by the Company from April 1998 through September 2001 through its subsidiary Rare Medium, Inc.
(3) The CoreData "Diversified Communications Services Index" relates to the primary business engaged in by the Company since November 2001 when it became a participant in the MSV Joint Venture.

                           FORWARD LOOKING STATEMENTS

     This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "believe," "anticipate," "expect," "estimate," "intent" and similar expressions identify forward-looking statements. Forward looking statements necessarily involve risks and uncertainties, and our actual results could differ materially from those anticipated in the forward-looking statements. Factors that would cause actual results to differ materially from the Company's current expectations include but are not limited to those factors set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the SEC and mailed with this proxy statement.

                                 OTHER BUSINESS

     The Board of Directors knows of no business other than the matters set forth herein which will be presented at the annual meeting. Inasmuch as matters not known at this time may come before the meeting, the enclosed proxy confers discretionary authority with respect to such matters as may properly come before the meeting and it is the intention of the persons named in the proxy to vote in accordance with their judgment on such matters.

                             STOCKHOLDER PROPOSALS

     The Company expects that the date of the 2005 annual meeting of stockholders will change by more than 30 days from this year's annual meeting. Stockholders who wish to submit proposals pursuant to Rule 14a-8 of the 1934 Act for inclusion in the Proxy Statement for the Company's 2005 annual meeting of stockholders must submit the same to the Secretary of the Company within a reasonable time before the Company begins to print and mail its proxy materials at the Company's principal executive office, 19 West 44th Street, Suite 507, New York, New York 10036. In order for a shareholder proposal at the 2005 annual meeting submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c) of the 1934 Act, such proposal must be received by the Company within a reasonable time before the Company mails its proxy materials.

                             ADDITIONAL INFORMATION

     The Company is a reporting company and files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC public reference rooms in Washington, DC, New York, NY or Chicago, IL. You can request copies of these documents by writing to the SEC and paying a fee for the copying costs. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference rooms. The Company's SEC filings are also available at the SEC's Web site at "http://www.sec.gov." In addition, you can read and copy the Company's SEC filings at the office of the National Association of Securities Dealers, Inc. at 1735 K Street, Washington, DC 20006.

                           ANNUAL REPORT ON FORM 10-K

     The Company is required to file an Annual Report on Form 10-K with the SEC. A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003, filed with the SEC is available without charge by writing to Robert C. Lewis, Senior Vice President, General Counsel and Secretary, SkyTerra Communications, Inc., 19 West 44th Street, Suite 507, New York, New York 10036.


      IMPORTANT -- MAIL YOUR SIGNED PROXY CARD OR VOTING INSTRUCTION CARD


     Please complete, sign, date and mail the enclosed proxy card or voting instruction card in the enclosed self-addressed envelope.

                                       By Order of the Board of Directors,

                                       /s/ Robert C. Lewis
                                       ---------------------------------------
                                       Robert C. Lewis
                                       Senior Vice President, General Counsel
                                         and Secretary

November 8, 2004
New York, New York

===============================================================================

                               COMMON STOCK PROXY

                         SKYTERRA COMMUNICATIONS, INC.
            19 WEST 44TH STREET, SUITE 507, NEW YORK, NEW YORK 10036
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  FOR THE ANNUAL MEETING ON DECEMBER 10, 2004

The undersigned hereby appoints Jeffrey A. Leddy, Chief Executive Officer and President of SkyTerra Communications, Inc. and Robert C. Lewis, Senior Vice President, General Counsel and Secretary of SkyTerra Communications, Inc., and each of them, with full power of substitution, proxies to represent the undersigned at the annual meeting of stockholders of SkyTerra Communications, Inc. to be held at 10:00 a.m., local time, on December 10, 2004, in the Concorde Room, 3rd floor, at the Dylan Hotel, 52 East 41st Street, New York, New York 10017, and at any adjournment or postponement thereof and thereat to vote all of the shares of stock which the undersigned would be entitled to vote, with all the powers the undersigned would possess if personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SKYTERRA COMMUNICATIONS, INC. Unless otherwise specified in the boxes provided below, this Proxy will be a vote FOR the director nominees in Proposal 1 and FOR Proposal 2, and in the discretion of the above named persons as to any other matter that may properly come before the annual meeting.


1. The election of Jeffrey M. Killeen, Marc J. Rowan and William F. Stasior to the Board of Directors.

         [  ]  FOR              [  ]  AGAINST            [  ] WITHHOLD AUTHORITY

         FOR ALL NOMINEES EXCEPT AS NOTED BELOW:


2. The ratification of the appointment of KPMG LLP as the independent auditors of the Company for the year ended December 31, 2004.

         [  ]  FOR                  [  ]  AGAINST             [  ] ABSTAIN


3. In the discretion of persons named above, to act upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

THE PROXY HOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THE MANNER INDICATED ON THE REVERSE SIDE HEREOF. UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXY HOLDERS WILL VOTE SUCH SHARES "FOR" THE DIRECTOR NOMINEE ON PROPOSAL 1 AND "FOR" PROPOSAL 2 SET FORTH ON THE REVERSE SIDE HEREOF. IF ANY FURTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, IT IS THE INTENTION OF THE PERSONS NAMED ABOVE TO VOTE SUCH PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT.


         ________________________
         Signature

         ________________________
         Signature


         Dated: __________________, 2004

In case of joint owners, each joint owner must sign. If signing for a corporation or partnership or an agent, attorney or fiduciary, indicate the capacity in which you are signing .

        PLEASE MARK, DATE AND SIGN YOUR NAME AS IT APPEARS ON THIS CARD
                      AND RETURN IN THE ENCLOSED ENVELOPE

===============================================================================


                             PREFERRED STOCK PROXY

                         SKYTERRA COMMUNICATIONS, INC.
            19 WEST 44TH STREET, SUITE 507, NEW YORK, NEW YORK 10036
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  FOR THE ANNUAL MEETING ON DECEMBER 10, 2004

The undersigned hereby appoints Jeffrey A. Leddy, Chief Executive Officer and President of SkyTerra Communications, Inc. and Robert C. Lewis, Senior Vice President, General Counsel and Secretary of SkyTerra Communications, Inc., and each of them, with full power of substitution, proxies to represent the undersigned at the annual meeting of stockholders of SkyTerra Communications, Inc. to be held at 10:00 a.m., local time, on December 10, 2004, in the Concorde Room, 3rd floor, at the Dylan Hotel, 52 East 41st Street, New York, New York 10017, and at any adjournment or postponement thereof and thereat to vote all of the shares of stock which the undersigned would be entitled to vote, with all the powers the undersigned would possess if personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SKYTERRA COMMUNICATIONS, INC. Unless otherwise specified in the boxes provided below, this Proxy will be a vote FOR the director nominees in Proposal 1 and FOR Proposal 2, and in the discretion of the above named persons as to any other matter that may properly come before the annual meeting.


1. The election of Jeffrey M. Killeen, Marc J. Rowan, William F. Stasior, Andrew D. Africk and Michael S. Gross to the Board of Directors.

         [  ]  FOR             [  ]  AGAINST             [  ] WITHHOLD AUTHORITY

         FOR ALL NOMINEES EXCEPT AS NOTED BELOW:


2. The ratification of the appointment of KPMG LLP as the independent auditors of the Company for the year ended December 31, 2004.

         [  ]  FOR                  [  ]  AGAINST             [  ] ABSTAIN


3. In the discretion of persons named above, to act upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

THE PROXY HOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THE MANNER INDICATED ON THE REVERSE SIDE HEREOF. UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXY HOLDERS WILL VOTE SUCH SHARES "FOR" THE DIRECTOR NOMINEES ON PROPOSAL 1 AND "FOR" PROPOSAL 2 SET FORTH ON THE REVERSE SIDE HEREOF. IF ANY FURTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, IT IS THE INTENTION OF THE PERSONS NAMED ABOVE TO VOTE SUCH PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT.


         ________________________
         Signature

         ________________________
         Signature


         Dated: __________________, 2004

In case of joint owners, each joint owner must sign. If signing for a corporation or partnership or an agent, attorney or fiduciary, indicate the capacity in which you are signing.


        PLEASE MARK, DATE AND SIGN YOUR NAME AS IT APPEARS ON THIS CARD
                      AND RETURN IN THE ENCLOSED ENVELOPE